UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 30, 2018, Biostage, Inc. (the “Company”) entered into Securities Purchase Agreement (the “SPA”) with Du Xiaoyu (the “Investor”) pursuant to which the Investor agreed to purchase in a private placement (the “Private Placement”), and the Company agreed to issue, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a purchase price of $3.60 per share to the Investor. The total number of shares to be purchased will be determined by the Investor on or before June 29, 2018 but will be no less than 500,000 shares and no more than 1,000,000 shares, for a total purchase price in the range of $1,800,000 to $3,600,000. The Investor is required to place the subscription amount for 500,000 of the shares to be purchased in escrow with the Company on or before June 13, 2018. The Private Placement is expected to close in late June or early July.

The SPA includes customary representations, warranties and covenants. The shares of common stock to be issued to the Investor will be sold and issued without registration under the Securities Act in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

The representations, warranties and covenants contained in the SPA were made solely for the benefit of the parties to the SPA. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the SPA and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the SPA is included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the SPA, which subsequent information may or may not be fully reflected in public disclosures.

The SPA is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the SPA is subject to, and qualified in its entirety by, such document, which is incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

Closing of May 1, 2018 Private Placements

As previously disclosed, on May 1, 2018, Biostage, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Purchase Agreements”) with Chu Bogang and Zhou Heping pursuant to which Chu Bogang and Zhou Heping agreed to purchase in private placements (the “May 1 Private Placements”), and the Company agreed to issue, 500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a purchase price of $3.60 per share to each of Chu Bogang and Zhou Heping for a total combined Company issuance of 1,000,000 shares of Common Stock (the “Shares”). On May 26, 2018, Chu Bogang entered into an Assignment and Assumption Agreement with Du Xiaoyu, whereby Chu Bogang assigned all rights in the Purchase Agreement to Du Xiaoyu.

On May 29, 2018, the Company had received the purchase price from Du Xiaoyu and Zhou Heping, respectively, and the Company is in the process of issuing the Shares to each of Du Xiaoyu and Zhou Heping. The Shares were sold and issued without registration under the Securities Act in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Private Placement - May 30, 2018

The information contained above in Item 1.01 related to the shares of Common Stock is hereby incorporated by reference into this Item 3.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 29, 2018, (the “Effective Date”), the Board of Directors of the Company appointed Hong Yu as President of the Company. Following the Effective Date, James McGorry, who had served as the Company’s President prior to the Effective Date, will continue to serve as the Company’s Chief Executive Officer and its principal executive officer. Prior to being elected President of the Company, Mr. Yu assisted the Company with strategic activities, including capital raising, and also assisted the Company’s lead investor, DST Capital, LLC, with respect to board, management and governance matters pertaining to the Company.

Mr. Yu, age 46, is a seasoned executive with extensive knowledge in strategic analytics, wealth management, and investment research. Prior to Biostage, Mr. Yu was most recently a Senior Vice President responsible for strategic analytics at Bank of America, where he was employed for nearly 20 years. During his career, Mr. Yu has built strong business connections in various industries, including biotech/healthcare, financial services, and robotics/artificial intelligence. He developed an expertise in matching emerging companies with cross-border investors, often providing U.S. companies with market access to the vast capital supply in China. Mr. Yu graduated from Huanggang High School (Hubei, China) in 1990 and obtained a B.S. in Biophysics from Peking University (Beijing, China), and M.S. in Biostatistics from School of Public Health, University of Illinois (Chicago, IL). Mr. Yu is a charterholder of Chartered Financial Analyst (CFA).

While Mr. Yu has assisted DST Capital with respect to board, management and governance matters pertaining to the Company, there are no related party transactions between the Company and Mr. Yu. Mr. Yu is neither related to, nor does he have any other family relationship with, any existing member of the Board of Directors of the Company or any executive officer of the Company.

Item 8.01.	Other Events.

On May 31, 2018, the Company issued a press release announcing the closing of the previously announced May 1 Private Placements. The full text of such press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. On May 31, 2018, the Company also issued a press release announcing the appointment of Mr. Yu as President of the Company. A copy of such press release is filed herewith as Exhibit 99.2.

The information in this Item 8.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1	Securities Purchase Agreement between the Company and Du Xiaoyu, dated as of May 29, 2018.
99.1	Press Release issued by Biostage, Inc. on May 31, 2018.
99.2	Press Release issued by Biostage, Inc. on May 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

May 31, 2018	/s/ Thomas McNaughton
(Date)	Thomas McNaughton Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Securities Purchase Agreement between the Company and Du Xiaoyu, dated as of May 29, 2018.
99.1	Press Release issued by Biostage, Inc. on May 31, 2018.
99.2	Press Release issued by Biostage, Inc. on May 31, 2018.